UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 10, 2005

TEMPUR-PEDIC INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tempur-Pedic International Inc. (the “Company”) approved an annual cash bonus award earned during 2004 and paid in 2005 for Mr. Robert B. Trussell, Jr., Chief Executive Officer, in the amount of $240,000. This bonus award was based upon the achievement of performance goals which were reviewed and approved by the Compensation Committee and a discretionary component related to the Company’s strong financial performance in 2004.

In addition, on March 10, 2005, the Board of Directors of the Company approved annual cash bonus awards for the other named executive officers (as defined in Regulation S-K Item 402(a)(3)) under the Company’s incentive bonus plan. These bonus awards were based upon the achievement of performance goals which were reviewed and approved by the Compensation Committee and a discretionary component related to the Company’s strong financial performance in 2004. The amounts of these bonus awards are as follows:

Officer	2004 Bonus
Mr. Dale E. Williams, Senior Vice President, Chief Financial Officer, Secretary and Treasurer	$144,000
Mr. H. Thomas Bryant, President	$180,000
Mr. David Montgomery, Executive Vice President and President of International Operations	£123,000	*
Mr. David C. Fogg, Senior Vice President and President of Tempur-Pedic, Inc. Retail Division	$171,600

*	Mr. Montgomery’s bonus is calculated in Pounds.

Item 7.01. Regulation FD Disclosure

On March 9, 2005, Tempur-Pedic International Inc. issued a press release stating that it would be increasing its guidance for the year ended December 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information furnished under this item (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press Release dated March 9, 2005, titled “Tempur-Pedic International Increases 2005 Guidance.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2005

Tempur-Pedic International Inc.

By:	/S/ DALE E. WILLIAMS
Name:	Dale E. Williams
Title:	Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 9, 2005, titled “Tempur-Pedic International Increases 2005 Guidance.”